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                                                                 EXHIBIT 10.1.25

                                                                EXECUTION COPY

        FIFTH AMENDMENT AND WAIVER, dated as of October 24, 1997 (this "Amendment and Waiver"), to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as amended pursuant to the First Amendment thereto, dated as of April 23, 1996, the Second Amendment, dated as of August 28, 1996, the Third Amendment, dated as of January 25, 1997, and the Fourth Amendment, dated as of July 15, 1997, and as further amended, supplemented, waived or otherwise modified from time to time, (the "Credit Agreement") among A.P.S., INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually a "Lender") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H :
                             ---------------------

        WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

        WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Credit Agreement in the manner provided for herein; and

        WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment and waiver, but only upon the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

        2. Waiver of Event of Default Under Subsection 8.1 of the Credit Agreement. The Lenders hereby waive, until December 31, 1997 (the "Waiver Period"), any Default or Event of Default arising out of the failure of the Borrower to comply with the requirements of subsection 8.1 of the Credit Agreement at the last day of the fiscal quarter ending October 25, 1997, provided that the waiver in this Section shall cease to be effective if EBITDA of Holding and its consolidated Subsidiaries for the third fiscal quarter ending October 25, 1997, shall be less than $2,500,000.

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        3.   Additional Limitation on Borrowings.  (a)  The Borrower hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, the Borrower shall not have the right to, and shall not, request a borrowing of Revolving Credit Loans or Swing Line Loans, or the issuance of a Letter of Credit if, after giving effect to such borrowing or issuance, the Aggregate Outstanding Revolving Credit of all the Revolving Credit Lenders would exceed $204,750,000 at any time prior to December 31, 1997.

        (b) Notwithstanding anything to the contrary in subsection 2.1(b), 2.6 or 4.2 of the Credit Agreement, during the Waiver Period, (i) all outstanding Eurodollar Loans shall automatically be converted to ABR Loans at the end of the current Interest Periods with respect thereto, (ii) no outstanding ABR Loans may be converted to Eurodollar Loans at any time and (iii) all Loans made under the Credit Agreement after the date hereof shall be made as ABR Loans.

        (c) The Borrower hereby agrees that prior to November 30, 1997, it will hold a meeting at which representatives of the Borrower and of Alvarez & Marsal will provide a financial and strategic update to the Lenders.

        4. Cash Flow Forecasts. During the Waiver Period, the Borrower shall deliver to the Agent and each Lender on the Wednesday of every calender week, commencing with the first Wednesday to occur after the date hereof, a forecast of the cash flows, cash balances and line availability of the Borrower and its Restricted Subsidiaries for the period of four consecutive calender weeks beginning in the week in which the applicable Wednesday occurs together with a comparison of the actual cash flows, cash balances and line availability of the Borrower and its Subsidiaries for the immediately preceding week to the most recently forecasted cash flows of the Borrower and its Subsidiaries for the week in which such Wednesday occurs.

        5. Amendment to Subsection 7.2(c). Subsection 7.2 of the Credit Agreement is hereby amended by deleting paragraph (c) of such subsection in its entirety and substituting in lieu thereof the following new paragraph:

                "(c) on or prior to the fifteenth Business Day following the tenth and twenty-fifth days of each calender month, a certificate in the form of Exhibit K-1 hereto (a "Borrowing Base Certificate"), certified by a Responsible Officer of the Borrower as true and correct, setting forth the amount of Eligible Accounts Receivable, Eligible Inventory, Eligible DC, Store and ISW Accounts Receivable, Eligible Special Terms Accounts Receivable, Eligible DC Inventory and Eligible Slow Moving, Store and ISW Inventory, in each case as of such tenth or twenty-fifth day of such calender month, as applicable, including an aging schedule of Eligible Accounts Receivable, provided that the


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        determination required by clause (c) of the definition of Eligible
        Accounts Receivable shall be made at the end of each fiscal quarter as of the end of such fiscal quarter and at such other times (not more frequently than once during each fiscal month) as the Agent may reasonably request based upon a material increase in the Accounts deemed ineligible pursuant to clause (b) of the definition of Eligible Accounts Receivable. In addition, the Borrower shall furnish to the Agent the information set forth in Exhibit K-2 hereto, with any deviations therefrom to be approved by the Agent, which approval shall not be unreasonably withheld;".

        6. Amendment to Annex A. Annex A to the Credit Agreement is hereby amended by deleting the amount "1.25%" from the first row of the column entitled "Applicable Margin for ABR Loans" and inserting in lieu thereof the amount "1.50%".

        7. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment and Waiver, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates in all material respects such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof.

        8. Effectiveness. This Amendment and Waiver shall become effective as of the date hereof upon satisfaction of the following conditions:

        (a) receipt by the Agent of counterparts of this Amendment and Waiver duly executed and delivered by the Borrower and the Required Lenders; and

        (b) the payment by the Borrower of all amounts owing under the Credit Agreement the payment of which has been requested on or prior to the date hereof, including amounts owing in respect of interest, fees and expenses.

        9. Continuing Effect; No Other Amendments or Waivers. Except as expressly waived hereby; all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment and waiver provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment or a waiver of, or an indication of the Agent's or the Lenders' willingness to waive, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsection for another
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date or time period are affected by the circumstances addressed in this
Amendment and Waiver).

        10. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

        11. Counterparts. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Waiver signed by all the parties shall be delivered to the Borrower and the Agent.

        12. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     A.P.S., INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     THE CHASE MANHATTAN BANK (formerly
                                       known as Chemical Bank), as
                                       Agent and as a Lender

                                     By: /s/ WILLIAM J. CAGGIANO
                                         ------------------------------------
                                         Title: Managing Director

                                     AMSOUTH BANK OF ALABAMA

                                     By: /s/ SCOTT CORRIGAN
                                         ------------------------------------
                                         Title: Vice President


                                     BANK OF AMERICA NT&SA, as Successor to
                                     BANK OF AMERICA ILLINOIS

                                     By: /s/ M. DUNCAN McDUFFIE
                                         ------------------------------------
                                         Title: Vice President


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                                     THE BANK OF NEW YORK

                                     By: /s/ J. V. YANCEY
                                         ------------------------------------
                                         Title: Vice President


                                     BANK ONE, COLUMBUS, N.A.

                                     By: /s/ DOUGLAS H. KLAMFOTH
                                         ------------------------------------
                                         Title: Vice President

                                     BANQUE PARIBAS

                                     By: /s/ ALBERT A. YOUNG JR.
                                         ------------------------------------
                                         Title: Vice President

                                     By: /s/ SEAN REDDINGTON
                                         ------------------------------------
                                         Title: Vice President


                                     FIRST AMERICAN NATIONAL BANK

                                     By:
                                         ------------------------------------
                                         Title:


                                     FIRST INTERSTATE BANK OF TEXAS

                                     By:
                                         ------------------------------------
                                         Title:


                                     FIRST BANK OF MASSACHUSETTS, N.A.

                                     By:
                                         ------------------------------------
                                         Title:


                                     THE FUJI BANK, LIMITED, HOUSTON AGENCY

                                     By:
                                         ------------------------------------
                                         Title:
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                                     THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION (U.S.A.)

                                     By: /s/ GARY T. MACIAK
                                         ------------------------------------
                                         Title: First Vice President


                                     NATIONAL BANK OF CANADA

                                     By: /s/ LARRY L. SEARS
                                         ------------------------------------
                                         Title: Group Vice President

                                     By: /s/ RANDALL K. WILHOIT
                                         ------------------------------------
                                         Title: Vice President


                                     NATIONSBANK OF TEXAS, NATIONAL
                                       ASSOCIATION

                                     By: /s/ WILLIAM LIVINGSTONE IV
                                         ------------------------------------
                                         Title: Senior Vice President


                                     NBD BANK

                                     By: /s/ LARRY E. COOPER
                                         ------------------------------------
                                         Title: First Vice President


                                     SOCIETE GENERALE

                                     By: /s/ RICHARD A. GOULD
                                         ------------------------------------
                                         Title: Vice President


                                     WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION

                                     By:  /s/ ROGER FRUENDT
                                         ------------------------------------
                                         Title: Vice President

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         Each of the undersigned hereby consents to the foregoing Amendment and
Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment and Waiver.


                                     APS HOLDING CORPORATION

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     BIG A AUTO PARTS, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     AUTOPARTS FINANCE COMPANY, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     APS, SUPPLY, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     AMERICAN PARTS SYSTEM, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     A.P.S., MANAGEMENT SERVICES, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


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                                     PARTS, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     PRESATT, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President


                                     INSTALLERS' SERVICE WAREHOUSE, INC.

                                     By: /s/ E. EUGENE LAUVER
                                         ------------------------------------
                                         Title: Senior Vice President